                                                                      EXHIBIT 24

                                     GALAGEN INC.

                                  Power of Attorney
                               of Director and Officer



    The undersigned director and/or officer of GALAGEN INC. (the
"Corporation"), a Delaware corporation, does hereby make, constitute and appoint ROBERT A. HOERR, M.D., PH.D. and GREGG A. WALDON, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of Common Stock of the Corporation issued pursuant to the conversion or exercise of certain debentures and warrants issued pursuant to the 6% Convertible Debenture Purchase Agreement dated November 18, 1997, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 21st day of November, 1997.


                                       /s/ Robert A. Hoerr
                                  -----------------------------------
                                       Robert A. Hoerr, M.D., Ph.D.

                                                                      EXHIBIT 24

                                     GALAGEN INC.

                                  Power of Attorney
                               of Director and Officer


    The undersigned director and/or officer of GALAGEN INC. (the
"Corporation"), a Delaware corporation, does hereby make, constitute and appoint ROBERT A. HOERR, M.D., PH.D. and GREGG A. WALDON, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of Common Stock of the Corporation issued pursuant to the conversion or exercise of certain debentures and warrants issued pursuant to the 6% Convertible Debenture Purchase Agreement dated November 18, 1997, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 21st day of November, 1997.


                                       /s/ Gregg A. Waldon
                                  -----------------------------------
                                       Gregg A. Waldon

                                                                      EXHIBIT 24

                                     GALAGEN INC.

                                  Power of Attorney
                               of Director and Officer


    The undersigned director and/or officer of GALAGEN INC. (the
"Corporation"), a Delaware corporation, does hereby make, constitute and appoint ROBERT A. HOERR, M.D., PH.D. and GREGG A. WALDON, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of Common Stock of the Corporation issued pursuant to the conversion or exercise of certain debentures and warrants issued pursuant to the 6% Convertible Debenture Purchase Agreement dated November 18, 1997, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 21st day of November, 1997.


                                       /s/ Stanley Falkow
                                  -----------------------------------
                                       Stanley Falkow, Ph.D.

                                                                      EXHIBIT 24

                                     GALAGEN INC.

                                  Power of Attorney
                               of Director and Officer


    The undersigned director and/or officer of GALAGEN INC. (the
"Corporation"), a Delaware corporation, does hereby make, constitute and appoint ROBERT A. HOERR, M.D., PH.D. and GREGG A. WALDON, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of Common Stock of the Corporation issued pursuant to the conversion or exercise of certain debentures and warrants issued pursuant to the 6% Convertible Debenture Purchase Agreement dated November 18, 1997, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 21st day of November, 1997.


                                       /s/ Ronald O. Ostby
                                  -----------------------------------
                                       Ronald O. Ostby

                                                                      EXHIBIT 24

                                     GALAGEN INC.

                                  Power of Attorney
                               of Director and Officer


    The undersigned director and/or officer of GALAGEN INC. (the
"Corporation"), a Delaware corporation, does hereby make, constitute and appoint ROBERT A. HOERR, M.D., PH.D. and GREGG A. WALDON, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of Common Stock of the Corporation issued pursuant to the conversion or exercise of certain debentures and warrants issued pursuant to the 6% Convertible Debenture Purchase Agreement dated November 18, 1997, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 21st day of November, 1997.


                                       /s/ R. David Spreng
                                  -----------------------------------
                                       R. David Spreng